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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 12, 2007

                              ONCOLOGIX TECH, INC.
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           (Name of Small Business Issuer as Specified in Its Charter)

                                     0-15482
                             ----------------------
                            (Commission File Number)

             Nevada                                              86-1006416
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(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                    3725 Lawrenceville-Suwanee Rd., Suite B-4
                                Suwanee, GA 30024
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                    (Address of principal executive offices)

                                 (770) 831-8818
                            -------------------------
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         Mr. Anthony Silverman resigned as a Director of the Company on October 12, 2007, to take effect at the close of business on that date. Mr. Silverman expressed no disagreement with the Company on any matter relating to the Company's operations, policies or practices, and no such disagreement between Mr. Silverman and the Company is known to any executive officer of the Company.

         Mr. Silverman's past and current holdings of the Company's debt have been previously reported. In addition, during approximately the past three years he has assisted the Company in raising funds from investors and may continue such assistance in the future.

         He had been a member of the Finance Committee of the Board of Directors. Ms Judy Lindstrom, a member of the Board of Directors, was elected to take Mr. Silverman's place on that Committee.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 18, 2007                     ONCOLOGIX TECH INC.


                                            By:  /s/  Andrew M. Green
                                               --------------------------------
                                                      Andrew M. Green
                                                      Chief Executive Officer
                                                      and President

                                            By:  /s/  Michael A. Kramarz
                                               --------------------------------
                                                      Michael A. Kramarz
                                                      Chief Financial Officer